EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C SECTION 1350)

In connection with the Annual Report of Game Plan Holdings, inc.. (the “Company”) on Form 10-K for the period ending December 31, 2010 as filed with the Securities and Exchange Commission (the “Report”), Christina Mabanta-Hazzard, the Principal Executive and Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: April 12, 2011	By:	/s/ Christina Mabanta-Hazzard
Christina Mabanta-Hazzard, Principal Executive and Principal Financial Officer